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                                                                    Exhibit 23.1


                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-4 Registration Statement of FedEx Corporation of our reports dated June 27, 2000 included in FedEx Corporation's Form 10-K for the year ended May 31, 2000, and to all references to our Firm included in this Registration Statement.


                             /s/ Arthur Andersen LLP

Memphis, Tennessee
January 3, 2001